                        HARTFORD LIFE INSURANCE COMPANY
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Beth A. Bombara

does hereby authorize Jack Ewing, Blakely Fishlin, Sun-Jin Moon and/or Erin Schwerzmann, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and/or Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Beth A. Bombara                                   Dated as of February 4, 2013
       ----------------------------------------------------
       Beth A. Bombara

                                   APPENDIX A

Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
Power of Attorney dated as of February 4, 2013
Filed on Form N-6
File Numbers:

333-180756
333-180757
333-155092
333-155096
333-148814
333-148815
333-148816
333-148817
333-109529
333-109530
333-93319
333-88787
333-83057
333-82866
333-07471
033-53692

                        HARTFORD LIFE INSURANCE COMPANY
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                 Mark J. Niland

does hereby authorize Jack Ewing, Blakely Fishlin, Sun-Jin Moon and/or Erin Schwerzmann, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and/or Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Mark J. Niland                                    Dated as of February 4, 2013
       ----------------------------------------------------
       Mark J. Niland

                                   APPENDIX A

Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
Power of Attorney dated as of February 4, 2013
Filed on Form N-6
File Numbers:

333-180756
333-180757
333-155092
333-155096
333-148814
333-148815
333-148816
333-148817
333-109529
333-109530
333-93319
333-88787
333-83057
333-82866
333-07471
033-53692

                        HARTFORD LIFE INSURANCE COMPANY
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Robert W. Paiano

does hereby authorize Jack Ewing, Blakely Fishlin, Sun-Jin Moon and/or Erin Schwerzmann, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and/or Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Robert W. Paiano                                  Dated as of February 4, 2013
       ----------------------------------------------------
       Robert W. Paiano

                                   APPENDIX A

Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
Power of Attorney dated as of February 4, 2013
Filed on Form N-6
File Numbers:

333-180756
333-180757
333-155092
333-155096
333-148814
333-148815
333-148816
333-148817
333-109529
333-109530
333-93319
333-88787
333-83057
333-82866
333-07471
033-53692

                        HARTFORD LIFE INSURANCE COMPANY
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                              Peter F. Sannizzaro

does hereby authorize Jack Ewing, Blakely Fishlin, Sun-Jin Moon and/or Erin Schwerzmann, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and/or Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Peter F. Sannizzaro                               Dated as of February 4, 2013
       ----------------------------------------------------
       Peter F. Sannizzaro

                                   APPENDIX A

Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
Power of Attorney dated as of February 4, 2013
Filed on Form N-6
File Numbers:

333-180756
333-180757
333-155092
333-155096
333-148814
333-148815
333-148816
333-148817
333-109529
333-109530
333-93319
333-88787
333-83057
333-82866
333-07471
033-53692